UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PARTNERS BANCORP
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CORRESP.A

Step 1: Go to www.envisionreports.com/PTRS.Step 2: Click on Cast Your Vote or Request Materials.Step 3: Follow the instructions on the screen to log in.www.envisionreports.com/PTRSOnlineGo to www.envisionreports.com/PTRS or scanthe QR code — login details are located in the shaded bar below. Shareholder Meeting NoticeVoter Control Number: 03PB2B ++Important Notice Regarding the Availability of Proxy Materials for the Partners Bancorp Shareholder Meeting to be Held at 10:00 a.m. Eastern time on December 14, 2022Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annualshareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022Proxy Statement, 2021 Annual Report to Shareholders and other proxy materials are available at:Obtaining a Copy of the Proxy Materials –If you want to receive a copy of the proxy materials, you must requestone. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse sideon or before Friday, December 2, 2022 to facilitate timely delivery. 2NOTEasy Online Access — View your proxy materials and vote.When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences.Step 5: Vote your shares. MMMMMMMMMMMMMMMMMMMMM MR A SAMPLEDESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________1234 5678 9012 345C1234567890COY 000004 MMMMMM M

Shareholder Meeting Notice

The 2022 Annual Meeting of Shareholders of Partners Bancorp (the "Company") will be held online by webcast on Wednesday, December 14, 2022 at 10:00 a.m. Eastern time at www.meetnow.global/MLYJXK9.

To attend the virtual meeting as a shareholder and vote and submit your questions during the meeting, you must have a voter control number (i.e., the information that is printed in the shaded bar located on the reverse side of this form or provided to you by Computershare).

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

1. Election of Directors as Class of 2025 Directors:
   01 – John W. Breda
   02 – George P. Snead
   03 – Jeffrey F. Turner
2. Proposal to ratify the selection of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.
3. Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote FOR the election of each nominee for director and FOR the ratification of the selection of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

The Board of Directors has fixed the close of business on October 14, 2022 as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to access the virtual meeting, please have this notice with you to enter the meeting virtually as a shareholder with the voter control number on the reverse side of this notice.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.envisionreports.com/PTRS**. Click Cast Your Vote or Request Materials.
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Partners Bancorp" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by Friday, December 2, 2022.